UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House, 30 Pembroke Road, Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 8, 2024, the Board of Directors of Eaton Corporation plc (the “Company”) expanded its size to eleven members and elected Paulo Ruiz to the Board, effective September 2, 2024.  Mr. Ruiz was also appointed President and Chief Operating Officer of Eaton Corporation, a subsidiary of the Company (“Eaton”), effective the same date.   On August 12, 2024 it was announced that Mr. Ruiz will succeed Mr. Arnold as Chief Executive Officer of Eaton on June 1, 2025 after Mr. Arnold reaches mandatory retirement age.  Mr. Ruiz has been serving as the President and Chief Operating Officer –Industrial Sector of Eaton since July 5, 2022.  He will continue to serve in that role.  Prior to that, he was President Energy Solutions and Services and Hydraulics Group President, both of Eaton, from August 2021 and April 2019, respectively.

There are no arrangements or understandings between Mr. Ruiz and any other persons pursuant to which he was selected as a director of the Company.  He will serve as a director until the 2025 Annual General Meeting of Shareholders, at which time it is expected that he will be nominated for re-election.

As Eaton’s President and Chief Operating Officer his base salary will increase to $1,000,000 per year, a portion of which will be allocated to director’s fees pursuant to Irish regulations.   Also, he will receive an increase in his short-term incentive target opportunity under the Company’s Executive Incentive Compensation Plan, which pays out annually.  His new target opportunity under this plan will be 125% of his base salary, pro-rated through the end of 2024.  He will continue to be compensated in accordance with Eaton’s previously disclosed compensation plans for its executives.   For a more detailed discussion of these plans, please see the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 15, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release of Eaton Corporation plc dated August 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: August 12, 2024	/s/ Taras G. Szmagala
Taras G. Szmagala
Executive Vice President and Chief Legal Officer